EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Apollo Group, Inc. (the “Company”) on Form 10-Q for the three months ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenda B. Gonzales, Chief Financial Officer, Secretary, and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2006

/s/ Kenda B. Gonzales

Kenda B. Gonzales
Chief Financial Officer, Secretary, and
Treasurer
     A signed original of this written statement required by Section 906 has been provided to Apollo Group, Inc. and will be retained by Apollo Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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